ANNUAL
                                     REPORT


                                 AUGUST 31, 2001
                   Templeton Global Governments Income Trust
                           [FRANKLIN TEMPLETON LOGO]

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Trust's Goal: Templeton Global Governments Income Trust seeks to provide a high level of current income consistent with preservation of capital. Under normal market conditions, the Trust invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets.
--------------------------------------------------------------------------------

This annual report for Templeton Global Governments Income Trust covers the fiscal year ended August 31, 2001. During the 12 months under review, many investors' expectations of a global economic slowdown and falling interest rates were confirmed, as the Federal Reserve Board (the Fed), the European Central Bank and other central banks around the world enacted multiple rate reductions. The decline in U.S. growth affected Asia's, Europe's and Latin America's growth rates as these regions' export demand weakened. As a result, worldwide industrial production declined during the period. Domestic consumption remained relatively positive, offsetting some of the negative trade effect.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 11.

CONTENTS

Shareholder Letter              1

Performance Summary             8

Important Notice to
Shareholders                    9

Financial Highlights &
Statement of Investments       10

Financial Statements           14

Notes to Financial Statements  17

Independent Auditors' Report   21

                                 FUND CATEGORY
                               [PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/01

[PIE CHART]

Europe            46.8%
Latin America     19.3%
U.S.              12.7%
Asia               7.7%
Australia &
New Zealand        5.6%
Canada             2.1%
Short-Term
Investment &
Other Net Assets   5.8%

However, recent consumer confidence indicators suggest household spending may be slowing in the U.S.

Although reduced consumption generally drove many previous U.S. economic downturns, this time curtailed business investment also appeared to have contributed significantly to the slowdown during the period under review. Within this environment, the Fed's task of maintaining price stability in efforts to prevent a recession became further complicated by concerns that the Fed's policy might not be effective enough.

Of particular concern were the Fed's timing and the magnitude of response from business investors and household consumers toward lower interest rates. On the one hand, fiscal stimulus stemming from the tax rebates combined with a positive income effect of recent energy price reductions could result in higher inflation if the Fed were to reduce rates excessively. On the other hand, the negative wealth effect of weaker stock prices together with rising unemployment could result in reduced consumption and tip the economy into recession. During the 12 months under review, the Fed's Open Market Committee weighed these economic concerns and reduced the federal funds target rate a total of 300 basis points, from 6.5% to 3.5%.

With the Fed's aggressive monetary-easing stance, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell, in part, because investors expected the Fed to reduce the federal funds target rate further. Long-term Treasury bond yields did not fall as far despite analysts' expectations of lower inflation due, in part, to possible reductions in the U.S. government's fiscal surplus. Slower economic growth, combined with proposed tax cuts, could result in lower tax revenues and less reduction in outstanding government debt than analysts previously expected.

As a result, an excess supply of government debt could drive Treasury bond prices down and yields up.

European bond markets offered positive returns in local currency terms during the year under review. For the 12-month period ended August 31, 2001, European bonds returned 8.44% in local currency terms, with the U.K. and the European Monetary Union (EMU) bond indexes returning 7.52% and 8.67%. German, Italian, French and Spanish bonds rose 8.21%, 8.82%, 8.57% and 8.81%, respectively. Sweden trended with the Euroland countries, returning 6.40%, while Denmark outperformed with a 9.19% return as investors signaled relief following the country's decision not to join the EMU at the current time.(1)

In Asia, the Japanese debt market returned 5.57% for the 12-month period as the country's economy hovered near recession. The Bank of Japan maintained its loose monetary policy stance. The bond markets of the dollar-bloc countries, Australia, Canada and New Zealand, generated positive returns during the period. The Australian bond market returned 10.32%, while the Canadian and New Zealand bond markets returned 8.01% and 8.28%.(1)

Investor risk aversion generally continued to rise, evidenced by the major equity markets' poor performance and wider credit risk rate spreads for higher risk-bearing fixed income asset classes such as high yield and emerging market bonds. For the 12-month period, the Nasdaq Composite Index, Standard & Poor's 500(R) Composite Index and the Dow Jones(R) Industrial


1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor, 8/31/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

PORTFOLIO BREAKDOWN
Based on Total Net Assets
  8/31/01
-------------------------------------
Government Bonds                91.1%

Corporate Bonds                  3.1%

Short-Term Investments &
Other Net Assets                 5.8%

Average returned -56.81%, -24.39% and -9.85%, respectively.(2) The additional interest paid for high yield securities over U.S. Treasuries because of their greater credit risk rose from 7.7% on August 31, 2000, to 8.2% on August 31, 2001, as measured by the CS First Boston High Yield Index.(3) Interest rate reduction in developed economies generally benefits emerging market borrowers, as it lowers financing costs and can attract positive capital flows for investors seeking higher returns outside developed countries. However, increased investor risk aversion apparently also tempered overall capital flows to emerging economies during the period, offsetting much of the impact from lower interest rates. Consequently, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose from 5.54% at the beginning of the Trust's fiscal year to 7.63% at its close.(4)

The emerging bond market also experienced some volatility due to negative developments in Argentina. With a three-year recession and mounting financing pressures, Argentina successfully secured financial assistance from the International Monetary Fund (IMF) in December. However, investors






2. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks.
3. Source: Standard & Poor's Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.
4. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

remained skeptical regarding the government's political will to implement reforms tied to the IMF package. Although the government enacted several policy measures designed to improve liquidity and promote fiscal austerity, market pressure returned as poor economic and financial conditions persisted, and investors once again focused on the likelihood of government default. By the end of the reporting period, Argentina received additional IMF financial aid; however, the terms and conditions, and hence the new agreement's feasibility, remain uncertain. The country's bond performance contrasted sharply with those of other emerging markets. Overall, the J.P. Morgan EMBIG generated a positive 5.66% return during the 12 months ended August 31, 2001.(4) The Argentine component suffered as a result of the recession and ensuing financial crisis, ending the period with a -16.29% return. Within the EMBIG, Nigeria was the best performer, returning 52.27%. Other countries that posted solid returns included Colombia (31.16%), Russia (23.38%) and Ecuador (21.58%). Apart from Argentina, index stragglers included Turkey (-5.55%) and Ivory Coast (-8.36%).(4)

Within this environment, Templeton Global Governments Income Trust posted cumulative total returns in U.S. dollar terms of 14.93% based on market price and 7.47% based on net asset value for the 12 months ended August 31, 2001, as shown in the Performance Summary on page 8. The Salomon Brothers World Government Bond Index, which measures and tracks bonds from around the world, delivered an 8.22% return in local currency terms for the same 12-month period. A weakening dollar versus the euro resulted in the index's lower return of 5.68% in U.S. dollar terms.(5) Throughout the reporting period, we allocated approximately 60%-65% of total net assets to intermediate- and long-term bonds in developed industrial markets. Approximately 30%-35% of total net assets were invested in what we believed to be high-quality, liquid emerging market bonds. The Trust's allocation to emerging market bonds added positively to its performance because emerging market bonds generally outperformed high-quality industrial market debt.

There were several changes to the Trust's geographic allocation during the period. Our allocation to North America decreased from 16.2% to 14.8% of total net assets, with U.S. exposure increasing to 12.7% and Canadian exposure decreasing to 2.1%. We invested some of the proceeds from the sales of North American securities into emerging markets. Our European exposure remained relatively unchanged with an increase of allocation from 42.7% of total net assets to 46.8%, as we adjusted the underlying country mix, reducing our exposure to the U.K. and Spain while adding to France, Germany and the Netherlands. Of the emerging markets, we eliminated our positions in Argentina and South Korea. We initiated a position in Russia.

Looking forward, we remain optimistic about prospects for global bond markets and Templeton Global Governments Income Trust. In our opinion, reduced economic growth, global inflation and interest rates should remain supportive of bond prices in the short term. In our view, the recent terrorist attacks in New York and Washington, D.C., have increased the risk of






5. Source: Standard & Poor's Micropal. The unmanaged Salomon Brothers World Government Bond Index tracks the performance of government bond markets in 17 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

recession because of the potential negative impact on consumer confidence, equity markets and energy prices. However, we believe that bonds as an asset class could become more appealing, if investors' increased risk aversion results in rising demand for fixed income securities. We also hold a positive long-term outlook for emerging market bonds. However, we are cautious in the near-term because investors could reduce their holdings of higher risk assets. In our view, at period-end, the Trust's portfolio is well-positioned with significant positions in government bonds of developed countries and its emphasis on oil-exporting countries among its emerging market holdings.

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your future investment needs and welcome your comments or suggestions.

Portfolio Management Team
Templeton Global Governments Income Trust


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Trust's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Trust may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.



PRICE AND DISTRIBUTION INFORMATION

                                     CHANGE         8/31/01       8/31/00
--------------------------------------------------------------------------------
Net Asset Value                      -$0.09          $6.45         $6.54
Market Price (NYSE)                  +$0.3175        $6.13         $5.8125
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                       $0.19
Return of Capital                     $0.31
                                      -----
      Total                           $0.50

PERFORMANCE

                                      1-YEAR         5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                    7.47%         24.72%          83.26%
   Based on change in
   market price                      14.93%         33.26%          60.93%

Average Annual Total Return(1)
   Based on change in
   net asset value                    7.47%          4.52%           6.24%
   Based on change in
   market price                      14.93%          5.91%           4.87%



For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Trust's Board of Trustees adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Trust's net assets in income-producing securities issued by Government Entities, effective July 31, 2002. In accordance with the Names Rule, the Trust has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Trust's fundamental investment policy to invest at least 65% of its total assets in at least three different countries (one of which may be the United States) in debt securities issued or guaranteed by governments, government agencies, supranational entities, political subdivisions (including states, provinces and municipal entities) and other government entities ("Government Entities") remains the same.

SHARE REPURCHASE PROGRAM. The Board of Trustees of the Trust previously authorized an open-market share repurchase program pursuant to which the Trust may purchase, from time to time, shares of the Trust's beneficial interest in open-market transactions, at the discretion of management. This authorization remains in effect.

INVESTMENT ADVISOR. In July 2001, Franklin Advisers, Inc. assumed the investment advisory services previously provided to the Trust by Templeton Investment Counsel, LLC, through its Templeton Global Bond Managers division. Members of the investment management team previously employed by Templeton Investment Counsel continue to be responsible for the Trust's day-to-day management. The Trust's primary goal of high, current income consistent with preservation of capital, as well as its other investment policies, restrictions and tax diversification requirements, remains the same.
--------------------------------------------------------------------------------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $6.54       $7.04       $7.25       $7.98       $8.01
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .50         .55         .56         .55         .56
 Net realized and unrealized gains (losses)................        (.11)       (.46)       (.17)       (.69)        .01
                                                               --------------------------------------------------------
Total from investment operations...........................         .39         .09         .39        (.14)        .57
                                                               --------------------------------------------------------
Capital share repurchases..................................         .02         .01          --         .01          --
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.19)       (.55)       (.60)       (.45)       (.56)
 Net realized gains........................................          --          --          --        (.02)       (.03)
 Tax return of capital.....................................        (.31)       (.05)         --        (.13)       (.01)
                                                               --------------------------------------------------------
Total distributions........................................        (.50)       (.60)       (.60)       (.60)       (.60)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $6.45       $6.54       $7.04       $7.25       $7.98
                                                               ========================================================
Market value, end of year(a)...............................     $6.1300     $5.8125     $6.1250     $6.0625     $7.5625
                                                               ========================================================
Total Return (based on market value per share).............      14.93%       4.90%      10.49%    (13.02)%      15.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $139,933    $145,628    $159,448    $164,196    $182,223
Ratios to average net assets:
 Expenses..................................................        .95%        .98%       1.02%       1.02%        .97%
 Net investment income.....................................       7.78%       7.96%       7.51%       6.98%       6.90%
Portfolio turnover rate....................................      58.22%      95.04%      55.00%      52.28%     197.82%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
(a)Based on the last sale on the New York Stock Exchange.
                       See Notes to Financial Statements.
 10

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.2%
AUSTRALIA 3.8%
Government of Australia, 10.00%, 10/15/07...................    4,044,000AUD      $  2,639,999
Queensland Treasury Corp., 6.50%, 6/14/05...................    4,943,000AUD         2,706,087
                                                                                  ------------
                                                                                     5,346,086
                                                                                  ------------
BELGIUM 3.3%
Kingdom of Belgium, 8.50%, 10/01/07.........................    4,214,000EUR         4,583,381
                                                                                  ------------
BRAZIL 4.7%
Government of Brazil:
  FRN, 5.50%, 4/15/09.......................................    2,668,235            2,107,906
  14.50%, 10/15/09..........................................    1,940,000            1,979,285
  12.75%, 1/15/20...........................................    1,000,000              850,750
  10.125%, 5/15/27..........................................    1,100,000              768,900
  11.00%, 8/17/40...........................................    1,250,000              898,303
                                                                                  ------------
                                                                                     6,605,144
                                                                                  ------------
CANADA 2.1%
Government of Canada, 10.00%, 5/01/02.......................    4,310,000CAD         2,891,643
                                                                                  ------------
DENMARK 1.3%
Kingdom of Denmark, 8.00%, 3/15/06..........................   13,331,000DKK         1,843,907
                                                                                  ------------
ECUADOR .5%
Republic of Ecuador, Reg S, 12.00%, 11/15/12................    1,130,000              755,688
                                                                                  ------------
FRANCE 8.3%
Government of France:
  8.25%, 2/27/04............................................    7,400,000EUR         7,377,146
  8.50%, 10/25/08...........................................    3,838,000EUR         4,283,890
                                                                                  ------------
                                                                                    11,661,036
                                                                                  ------------
GERMANY 9.1%
Federal Republic of Germany:
  8.00%, 7/22/02............................................    9,162,351EUR         8,604,736
  6.00%, 7/04/07............................................    4,242,000EUR         4,164,550
                                                                                  ------------
                                                                                    12,769,286
                                                                                  ------------
ITALY 7.1%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................    2,140,000EUR         2,288,031
  6.75%, 7/01/07............................................    1,142,000EUR         1,148,328
Government of Italy:
  10.50%, 4/01/05...........................................    1,228,000EUR         1,340,326
  10.50%, 9/01/05...........................................    3,395,000EUR         3,771,229
  5.00%, 5/01/08............................................    1,573,000EUR         1,449,549
                                                                                  ------------
                                                                                     9,997,463
                                                                                  ------------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MEXICO 7.1%
United Mexican States:
  9.875%, 1/15/07...........................................  $ 1,925,000         $  2,141,562
  8.625%, 3/12/08...........................................    1,065,000            1,119,048
  11.375%, 9/15/16..........................................    5,505,000            6,674,812
                                                                                  ------------
                                                                                     9,935,422
                                                                                  ------------
NETHERLANDS 4.3%
Cellco Finance NV, 15.00%, 8/01/05..........................    2,375,000            1,715,938
Government of Netherlands:
  7.75%, 3/01/05............................................    2,900,000EUR         2,930,030
  5.75%, 2/15/07............................................    1,436,000EUR         1,382,716
                                                                                  ------------
                                                                                     6,028,684
                                                                                  ------------
NEW ZEALAND 1.8%
Government of New Zealand, 8.00%, 11/15/06..................    5,420,000NZD         2,544,640
                                                                                  ------------
PANAMA .7%
Republic of Panama, 8.875%, 9/30/27.........................      960,000              904,800
                                                                                  ------------
PERU 1.7%
Republic of Peru, FRN, 4.50%, 3/07/17.......................    3,200,000            2,312,000
                                                                                  ------------
RUSSIA 4.5%
Federation of Russia:
  Reg S, 11.00%, 7/24/18....................................    6,585,000            5,914,634
  12.75%, 6/24/28...........................................      300,000              301,139
                                                                                  ------------
                                                                                     6,215,773
                                                                                  ------------
SPAIN 3.5%
Government of Spain:
  10.15%, 1/31/06...........................................    2,320,000EUR         2,582,156
  8.80%, 4/30/06............................................    2,113,000EUR         2,264,052
                                                                                  ------------
                                                                                     4,846,208
                                                                                  ------------
SWEDEN 3.3%
Kingdom of Sweden, 10.25%, 5/05/03..........................   44,500,000SEK         4,646,876
                                                                                  ------------
TURKEY 7.7%
Republic of Turkey:
  Reg S, 10.00%, 9/19/07....................................    2,201,000            1,919,272
  12.375%, 6/15/09..........................................    3,120,000            2,864,160
  11.875%, 1/15/30..........................................    7,240,000            5,988,421
                                                                                  ------------
                                                                                    10,771,853
                                                                                  ------------
UNITED KINGDOM 2.1%
United Kingdom, 8.50%, 7/16/07..............................    1,714,000GBP         2,912,438
                                                                                  ------------

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED STATES 12.7%
Federal National Mortgage Association:
  5.25%, 1/15/09............................................  $ 5,435,000         $  5,391,688
  6.00%, 5/15/11............................................    8,582,000            8,841,563
KFW International Finance Inc., 6.125%, 7/08/02.............    2,532,000            2,591,829
U.S. Treasury Note, 7.25%, 8/15/04..........................      850,000              926,367
                                                                                  ------------
                                                                                    17,751,447
                                                                                  ------------
VENEZUELA 4.6%
Republic of Venezuela, 9.25%, 9/15/27.......................    9,400,000            6,497,750
                                                                                  ------------
TOTAL LONG TERM INVESTMENTS (COST $147,184,956) 94.2%.......                       131,821,525
                                                                                  ------------
                                                                SHARES
                                                              -----------
(a)SHORT TERM INVESTMENTS (COST $4,277,085) 3.1%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    4,277,085            4,277,085
                                                                                  ------------
TOTAL INVESTMENTS (COST $151,462,041) 97.3%.................                       136,098,610
OTHER ASSETS, LESS LIABILITIES 2.7%.........................                         3,834,294
                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                      $139,932,904
                                                                                  ============

CURRENCY ABBREVIATIONS:

AUD --  Australian Dollar
CAD --  Canadian Dollar
DKK --  Danish Krone
EUR --  European Unit
GBP --  British Pound
NZD --  New Zealand Dollar
SEK --  Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $151,462,041)....    $136,098,610
 Receivables:
  Investment securities sold................................       5,478,571
  Interest..................................................       3,873,596
                                                                ------------
      Total assets..........................................     145,450,777
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       4,452,246
  To affiliates.............................................          92,888
 Distributions to shareholders..............................         868,121
 Accrued expenses...........................................         104,618
                                                                ------------
      Total liabilities.....................................       5,517,873
                                                                ------------
Net assets, at value........................................    $139,932,904
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $   (868,121)
 Net unrealized depreciation................................     (15,295,389)
 Accumulated net realized loss..............................     (13,637,743)
 Beneficial shares..........................................     169,734,157
                                                                ------------
Net assets, at value........................................    $139,932,904
                                                                ============
Net asset value per share ($139,932,904 / 21,703,021 shares
  outstanding)..............................................           $6.45
                                                                ============

                       See Notes to Financial Statements.
 14

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $21,427)
 Dividends..................................................    $   131,757
 Interest...................................................     12,102,254
                                                                -----------
      Total investment income...............................                   $12,234,011
Expenses:
 Management fees (Note 3)...................................        761,101
 Administrative fees (Note 3)...............................        350,410
 Transfer agent fees........................................        102,000
 Custodian fees.............................................         28,400
 Registration and filing fees...............................         15,751
 Professional fees..........................................         33,000
 Trustees' fees and expenses................................         32,100
 Other......................................................          3,400
                                                                -----------
      Total expenses........................................                     1,326,162
                                                                               -----------
            Net investment income...........................                    10,907,849
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (8,179,731)
  Foreign currency transactions.............................       (199,034)
                                                                -----------
      Net realized loss.....................................                    (8,378,765)
 Net unrealized appreciation on:
  Investments...............................................      5,756,738
  Translation of assets and liabilities denominated in
    foreign currencies......................................        165,308
                                                                -----------
      Net unrealized appreciation...........................                     5,922,046
                                                                               -----------
Net realized and unrealized loss............................                    (2,456,719)
                                                                               -----------
Net increase in net assets resulting from operations........                   $ 8,451,130
                                                                               ===========

                       See Notes to Financial Statements.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 10,907,849       $ 12,345,726
  Net loss from investments and foreign currency
   transactions.............................................      (8,378,765)       (11,680,346)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................       5,922,046          1,245,176
                                                                -------------------------------
    Net increase in net assets resulting from operations....       8,451,130          1,910,556

 Distributions to shareholders from:
  Net investment income.....................................      (4,246,442)       (12,361,808)
  Tax return of capital.....................................      (6,668,919)        (1,182,865)
                                                                -------------------------------
 Total distributions to shareholders........................     (10,915,361)       (13,544,673)

 Beneficial share transactions (Note 2).....................      (3,230,425)        (2,186,240)

    Net decrease in net assets..............................      (5,694,656)       (13,820,357)

Net assets:
 Beginning of year..........................................     145,627,560        159,447,917
                                                                -------------------------------
 End of year................................................    $139,932,904       $145,627,560
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $   (868,121)      $ (1,113,676)
                                                                ===============================

                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Trust seeks a high level of current income consistent with preservation of capital. Under normal conditions, the Trust invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets. The following summarizes the Trust's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Trust does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Trust purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. INCOME TAXES:

No provision has been made for income taxes because the Trust's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Trust. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Trust to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Trust. The Trust estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $4,454,396.

2. BENEFICIAL SHARES

The Board of Directors of the Trust previously authorized an open-market share repurchase program pursuant to which the Trust may purchase, from time to time, shares of the Trust's beneficial interest in open-market transactions, at the discretion of management. This authorization remains in effect.

At August 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2001, 570,500 shares were repurchased for $3,230,425. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2001 was 11%. During the year ended August 31, 2000, 369,300 shares were repurchased for $2,186,240. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2000 was 11%. Through August 31, 2001 the Trust had repurchased a total of 1,139,800 shares.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Trust's investment manager and administrative manager, respectively.

The Trust pays an investment management fee to Advisers based on the average daily net assets of the Trust as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
--------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Trust pays an administrative fee to FT Services of 0.25% per year of the Trust's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. FT Services pays DWR InterCapital an administrative fee monthly at an annual rate of 0.15% per year of the Trust's average daily net assets.

4. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At August 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $   1,422,859
Unrealized depreciation.....................................    (16,786,290)
                                                              -------------
Net unrealized depreciation.................................  $ (15,363,431)
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At August 31, 2001, the Trust had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2008........................................................  $  134,135
2009........................................................   3,546,914
                                                              ----------
                                                              $3,681,049
                                                              ==========

At August 31, 2001, the Trust had deferred capital and currency losses occurring subsequent to October 31, 2000 of $6,023,498 and $3,933,196, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $77,013,141 and $83,297,805, respectively.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Templeton Global Governments Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Governments Income Trust (the "Trust") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Trust was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Trustees of the Trust; to ratify the selection of PricewaterhouseCoopers LLP, as the Trust's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Andrew H. Hines, Jr. and Gordon S. Macklin.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Trust's Independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Trustees:

                                                   % OF              % OF VOTED                            % OF
   TERM EXPIRING 2004:         FOR          OUTSTANDING SHARES         SHARES         WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton..........  19,606,410            89.64%               98.31%         337,105             1.54%
S. Joseph Fortunato.......  19,596,794            89.59%               98.26%         346,721             1.59%
Andrew H. Hines, Jr.......  19,603,607            89.63%               98.30%         339,845             1.55%
Gordon S. Macklin.........  19,602,811            89.62%               98.29%         340,704             1.56%

                                % OF
   TERM EXPIRING 2004:      VOTED SHARES
Harris J. Ashton..........     1.69%
S. Joseph Fortunato.......     1.74%
Andrew H. Hines, Jr.......     1.70%
Gordon S. Macklin.........     1.71%

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the fiscal year ending August 31, 2001:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  19,636,787            89.78%               98.46%
Against...................      79,635             0.36%                0.40%
Abstain...................     227,093             1.04%                1.14%
                            ----------------------------------------------------
Total.....................  19,943,515            91.18%              100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  19,025,071            86.98%               95.39%
Against...................     372,668             1.70%                1.87%
Abstain...................     545,776             2.50%                2.74%
                            ----------------------------------------------------
Total.....................  19,943,515            91.18%              100.00%

*Nicholas F. Brady, Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Fred R. Millsaps and Constantine D. Tseretopoulos are Trustees of the Trust who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Dividend Reinvestment Plan

The Trust offers a Dividend Reinvestment Plan (the "Plan") with the following features:

If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Morgan Stanley Dean Witter Trust(FSB), P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Morgan Stanley Dean Witter Trust(FSB) (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Trust declares dividends in either cash or shares of beneficial interest of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/869-NEWS (1-800/869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway P.O. Box 33030, St. Petersburg, FL 33733-8030.

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Morgan Stanley Dean Witter Trust(FSB)
Harborside Financial Center, Plaza 2
Jersey City, NJ 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up. Like any investment in securities, the value of the Trust's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Trust and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTGG A2001 10/01                      [RECYCLE LOGO] Printed on recycled paper